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                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER



                                      Among
                        BRIDGE INFORMATION SYSTEMS, INC.,
                            SAVVIS ACQUISITION CORP.,

                                       and

                           SAVVIS HOLDINGS CORPORATION




                          Dated as of February 19, 1999



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                                TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----
                                    ARTICLE I
                                   THE MERGER

SECTION 1.01      The Merger.............................................................2
SECTION 1.02      Effect of the Merger...................................................2
SECTION 1.03      Consummation of the Merger.............................................2
SECTION 1.04      Charter, Bylaws, Directors and Officers................................2
SECTION 1.05      Further Assurances.....................................................2


                                   ARTICLE II
                            CONVERSION OF SECURITIES

SECTION 2.01      Exchange Ratio.........................................................3
SECTION 2.02      Stock Options, Series A Warrants, Rollover Warrants, Etc...............5
SECTION 2.03      Conversion of Capital Stock of Acquisition Corp........................5
SECTION 2.04      Dissenting Shares......................................................5
SECTION 2.05      Surrender and Exchange of Shares.......................................6
SECTION 2.06      Dissenting Shares After Payment of Fair Value..........................7
SECTION 2.07      Closing of Stock Transfer Books........................................7


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

SECTION 3.01      Organization and Qualification.........................................7
SECTION 3.02      Authorization of Agreements, Etc.......................................8
SECTION 3.03      Validity...............................................................8
SECTION 3.04      Capitalization.........................................................8
SECTION 3.05      Financial Statements, Etc..............................................9
SECTION 3.06      Absence of Undisclosed Liabilities.....................................9
SECTION 3.07      Absence of Certain Changes or Events...................................9

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                                       ii

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                                                                                      Page
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
SECTION 3.08      Governmental Approvals................................................10
SECTION 3.09      Litigation............................................................10
SECTION 3.10      Trade Secrets.........................................................11
SECTION 3.11      Title to Properties...................................................11
SECTION 3.12      Use of Real Property..................................................11
SECTION 3.13      Personal Property.....................................................12
SECTION 3.14      Intellectual Property Rights..........................................12
SECTION 3.15      Labor Matters.........................................................12
SECTION 3.16      Taxes.................................................................13
SECTION 3.17      Compliance with Law; Permits..........................................14
SECTION 3.18      Employee Benefit Plans................................................15
SECTION 3.19      Environmental Matters.................................................17
SECTION 3.20      Contracts.............................................................17
SECTION 3.21      Insurance.............................................................18
SECTION 3.22      Pending Transactions..................................................19
SECTION 3.23      Claims Against Officers and Directors.................................19
SECTION 3.24      Customers, Suppliers, Etc.............................................19
SECTION 3.25      Account Receivable and Advances.......................................20
SECTION 3.26      Improper and Other Payments...........................................20
SECTION 3.27      Accuracy of Statements................................................20
SECTION 3.28      Brokers...............................................................20


                                   ARTICLE IV
                          REPRESENTATION AND WARRANTIES
                                    OF PARENT

SECTION 4.01      Organization and Qualification........................................21
SECTION 4.02      Authorization of Agreements, Etc......................................21
SECTION 4.03      Validity..............................................................21
SECTION 4.04      Capitalization........................................................22
SECTION 4.05      Financial Statements..................................................22
SECTION 4.06      Absence of Undisclosed Liabilities....................................23
SECTION 4.07      Governmental Approvals................................................23
SECTION 4.08      Litigation............................................................23
SECTION 4.09      Compliance with Laws..................................................24
SECTION 4.10      Brokers...............................................................24

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                                       iii


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                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                              OF ACQUISITION CORP.

                                                                                      Page
                                                                                      ----
SECTION 5.01      Organization and Qualification........................................24
SECTION 5.02      Authorization of Agreements, Etc......................................24
SECTION 5.03      Validity..............................................................25
SECTION 5.04      Governmental Approvals................................................25
SECTION 5.05      Brokers...............................................................25


                                   ARTICLE VI
                                    COVENANTS

SECTION 6.01      Conduct of the Company's Business.....................................25
SECTION 6.02      Stockholder Approval, Etc.............................................27
SECTION 6.03      Access to Information.................................................28
SECTION 6.04      Further Assurances....................................................29
SECTION 6.05      Inquiries and Negotiations............................................29
SECTION 6.06      Notification of Certain Matters.......................................30
SECTION 6.07      Employee Matters......................................................30
SECTION 6.08      Company Stock Plans...................................................31
SECTION 6.09      Warrants..............................................................31
SECTION 6.10      Indemnification.......................................................32
SECTION 6.11      Registration Rights...................................................33
SECTION 6.12      Representation Agreement..............................................33
SECTION 6.13      Pooling of Interests..................................................34


                                   ARTICLE VII
                            CONDITIONS TO THE MERGER

SECTION 7.01      Conditions to Each Party's Obligation to Effect the Merger............34
SECTION 7.02      Conditions to the Obligation of the Company to Effect the Merger......35
SECTION 7.03      Conditions to the Obligation of Parent and Acquisition Corp.
                  to Effect the Merger..................................................36

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                                       iv

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                                  ARTICLE VIII
                           TERMINATION AND ABANDONMENT

                                                                                      Page
                                                                                      ----

SECTION 8.01      Termination and Abandonment...........................................38
SECTION 8.02      Effect of Termination.................................................38


                                   ARTICLE IX
                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

SECTION 9.01      Survival of Representations...........................................39
SECTION 9.02      General Indemnity.....................................................39
SECTION 9.03      Conditions of Indemnification.........................................39
SECTION 9.04      Limitations on Indemnification and Remedies...........................41
SECTION 9.05      Exclusive Remedies....................................................42


                                    ARTICLE X
                                  MISCELLANEOUS

SECTION 10.01     Expenses, Etc     ....................................................42
SECTION 10.02     Publicity, Confidentiality............................................43
SECTION 10.03     Execution in Counterparts.............................................43
SECTION 10.04     Notices...............................................................43
SECTION 10.05     Waivers...............................................................44
SECTION 10.06     Amendments, Supplements, Etc..........................................44
SECTION 10.07     Entire Agreement......................................................44
SECTION 10.08     Applicable Law........................................................45
SECTION 10.09     Binding Effect, Benefits..............................................45
SECTION 10.10     Assignability.........................................................45
SECTION 10.11     Severability..........................................................45
SECTION 10.12     Variation and Amendment...............................................45

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                                       v

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                         INDEX TO SCHEDULES AND EXHIBITS

         Schedule                           Description
         --------                           -----------

         I                                  Stockholders
         II                                 Consideration
         3.01(a)                            Jurisdictions
         3.01(b)                            Subsidiaries
         3.04                               Capitalization
         3.05                               Financial Statements
         3.06                               Certain Liabilities
         3.07                               Certain Changes or Events
         3.08                               Governmental Approvals
         3.09                               Litigation
         3.11                               Liens and Encumbrances
         3.12                               Real Property Interests
         3.13                               Personal Property Interests
         3.14                               Intellectual Property Rights
         3.15                               Labor Matters
         3.16                               Taxes
         3.17                               Permits
         3.18                               Employee Benefit Plans
         3.19                               Environmental Matters
         3.20                               Contracts
         3.21                               Insurance
         3.24                               Customers; Suppliers, etc.
         3.25                               Accounts Receivable
         3.26                               Improper Payments
         3.28                               Brokers
         4.07                               Governmental Approvals
         4.08                               Litigation
         4.11                               Brokers
         5.04                               Governmental Approvals
         5.5                                Brokers
         6.07                               Employee Matters


                                       vi

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         Exhibit                            Description
         -------                            -----------
         A                                  Form of Escrow Agreement
         B-1                                Form of Opinion of Bryan Cave LLC
         B-2                                Form of Opinion of Reboul, MacMurray, Hewitt, Maynard
                                            & Kristol


                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

                  AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of March 19, 1999, among BRIDGE INFORMATION SYSTEMS, INC., a Missouri corporation ("PARENT"), SAVVIS ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Parent ("ACQUISITION CORP."), and SAVVIS HOLDINGS CORPORATION, a Delaware corporation (the "COMPANY"). The Company and Acquisition Corp. are hereinafter sometimes referred to as the "CONSTITUENT CORPORATIONS" and the Company as the "SURVIVING CORPORATION".

                  WHEREAS, Parent, Acquisition Corp. and the Company desire that Acquisition Corp. merge with and into the Company (the "MERGER"), upon the terms and subject to the conditions set forth herein and in accordance with the General Corporation Law of the State of Delaware (the "DELAWARE GCL"), with the result that the Company shall continue as the surviving corporation and the separate existence of Acquisition Corp. (except as it may be continued by operation of law) shall cease; and

                  WHEREAS, Acquisition Corp. and the Company desire that at the Effective Time (as hereinafter defined) (i) all outstanding shares of capital stock of the Company (excluding (x) any shares of capital stock held in treasury of the Company and (y) any Dissenting Shares (as hereinafter defined)) and (ii) certain outstanding warrants, be converted into the right to receive fully paid and nonassessable shares of Class A Common Stock, $.01 par value, of Parent ("PARENT COMMON STOCK"), as hereinafter provided; and

                  WHEREAS, Parent, Acquisition Corp. and the Company desire that, immediately after the Effective Time and solely as a result of the Merger, Parent will own all of the issued and outstanding capital stock of the Company; and

                  WHEREAS, the respective Boards of Directors of Parent and Acquisition Corp. have approved the Merger; and

                  WHEREAS, the Board of Directors of the Company has unanimously approved the Merger;

                  WHEREAS, Parent, Acquisition Corp. and the Company entered into an Agreement and Plan of Merger, dated as of February 17, 1999 (the "Original Merger Agreement"); and

                  WHEREAS, Parent, Acquisition Corp. and the Company desire to clarify certain provisions of the Original Merger Agreement pursuant to this amendment and restatement; and

                  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereto hereby agree as follows:


                                   ARTICLE I.

                                   THE MERGER

                  SECTION 1.01. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, in accordance with this Agreement and the Delaware GCL, Acquisition Corp. shall be merged with and into the Company, the separate existence of Acquisition Corp. (except as it may be continued by operation of law) shall cease, and the Company shall continue as the surviving corporation.

                  SECTION 1.02. Effect of the Merger. Upon the effectiveness of the Merger, the Surviving Corporation shall succeed to, and assume all the rights and obligations of, the Company and Acquisition Corp. in accordance with the Delaware GCL and the Merger shall otherwise have the effects set forth in
Section 259 of the Delaware GCL.

                  SECTION 1.03. Consummation of the Merger. As soon as practicable after the satisfaction or waiver of the conditions to the obligations of the parties to effect the Merger set forth herein, provided that this Agreement has not been terminated previously, the parties hereto will cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware a properly executed certificate of merger in accordance with the Delaware GCL (the time of such filing being the "EFFECTIVE TIME").

                  SECTION 1.04. Charter, Bylaws, Directors and Officers. As of the Effective Time, the Amended and Restated Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Acquisition Corp., until thereafter amended in accordance with the provisions thereof and as provided by the Delaware GCL. The Amended and Restated Bylaws of the Surviving Corporation from and after the Effective Time shall be the Bylaws of Acquisition Corp. as in effect immediately prior to the Effective Time, continuing until thereafter amended in accordance with the provisions thereof and the Certificate of Incorporation of the Surviving Corporation and as provided by the Delaware GCL. The initial directors and officers, respectively, of the Surviving Corporation shall be (i) the directors of Acquisition Corp. immediately prior to the Effective Time and (ii) the officers of the Company immediately prior to the Effective Time, respectively, in each case until their removal or until their respective successors are duly elected and qualified.

                  SECTION 1.05. Further Assurances. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (i) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (ii) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of such Constituent Corporation, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.


                                   ARTICLE II.

                            CONVERSION OF SECURITIES

                  SECTION 2.01. Exchange Ratio. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                  (a)  Preferred Stock.

                  (i) Each share of Series A Convertible Preferred Stock, $.001 par value, of the Company ("COMPANY SERIES A PREFERRED STOCK"), issued and outstanding immediately prior to the Effective Time (other than shares to be canceled pursuant to paragraph (d) of this Section 2.01 and Dissenting Shares) shall be converted into the right to receive .4907753 shares of Parent Common Stock (the "SERIES A EXCHANGE RATIO").

                  (ii) Each share of Series B Convertible Preferred Stock, $.001 par value, of the Company ("COMPANY SERIES B PREFERRED STOCK"), issued and outstanding immediately prior to the Effective Time (other than shares to be canceled pursuant to paragraph (d) of this Section 2.01 and Dissenting Shares) shall be converted into the right to receive .0461255 shares of Parent Common Stock (the "SERIES B EXCHANGE RATIO").

                  (iii) Each share of Series C Redeemable Preferred Stock, $.001 par value, of the Company ("COMPANY SERIES C PREFERRED STOCK"), issued and outstanding immediately prior to the Effective Time (other than shares to be canceled pursuant to paragraph (d) of this Section 2.01 and Dissenting Shares) shall be converted into the right to receive the number of shares of Parent Common Stock equal to the sum of (i) .0461255 and (ii) the product of .0461255 and the amount of accrued but unpaid dividends thereon (the "SERIES C EXCHANGE RATIO").

                  (iv) Each warrant to purchase shares of Company Series A Preferred Stock (the "SERIES A WARRANTS") shall be assumed by Parent and automatically converted into a warrant to purchase the number of shares of Parent Common Stock equal to the product of (x) the number of shares of Company Series A Preferred Stock remaining subject (as of immediately prior to the Effective Time) to the Series A Warrant and
         (y) .4907753 (the "SERIES A WARRANT EXCHANGE RATIO"), as more fully described in Section 6.09 hereof.

                  (b) Common Stock. Each share of Common Stock, $.001 par value, of the Company ("COMPANY COMMON STOCK"), issued and outstanding immediately prior to the Effective Time (other than shares to be canceled pursuant to paragraph (d) of this Section 2.01 and Dissenting Shares) shall be converted into the right to receive the number of shares of Parent Common Stock (the "COMMON STOCK EXCHANGE RATIO"), determined by application of the following formula:

                  (i) Add (A) the number of outstanding shares of Company Series A Preferred Stock multiplied by the Series A Exchange Ratio, (B) the number of outstanding shares of Company Series B Preferred Stock multiplied by the Series B Exchange Ratio, (C) the number of outstanding shares of Company Series C Preferred Stock by the Series C Exchange Ratio and (D) the number of shares of Company Series A Preferred Stock remaining subject (as of immediately prior to the Effective Time) to the Series A Warrant multiplied by the Series A Warrant Exchange Ratio. The total constitutes the "PREFERRED UNITS."

                  (ii)  Subtract  the  Preferred  Units  from   3,250,000.   The
         remainder constitutes the "COMMON UNITS".

                  (iii) Add (A) the number of outstanding shares of Company Common Stock, (B) the number of shares issuable upon exercise of the outstanding options (the "OPTIONS") issued under the 1997 SAVVIS Communications Stock Option Plan and the 1998 SAVVIS Holdings Corporation Stock Option Plan (collectively, the "COMPANY STOCK OPTION PLANS"), (C) 10,334,327 (the number of shares of Company Common Stock issuable upon exercise of the warrants (the "SERIES C WARRANTS") issued pursuant to the Warrant Agreement dated March 3, 1998 (the "SERIES C WARRANT AGREEMENT")) and (D) 53,919 (the number of shares of Company Common Stock issuable upon the conversion of the shares of Company Series A Preferred Stock issuable upon exercise of the warrants (the "SERIES A WARRANTS") of the Company). This total constitutes the "COMMON EQUIVALENTS".

                  (iv) Divide the Common Units by the Common Equivalents to determine the "COMMON STOCK EXCHANGE RATIO".

                  Each of the Common Stock Exchange Ratio, Series A Exchange Ratio, Series B Exchange Ratio and Series C Exchange Ratio shall be calculated as of five days prior to the

Effective Time and set forth on Schedule II hereto (to be provided at the Effective Time) along with the number of shares of Parent Common Stock issuable to each of the stockholders of the Company named in Schedule I hereto (being hereinafter called individually a "STOCKHOLDER" and collectively, the "STOCKHOLDERS"), and each of the Company's warrant holders and option holders.

                  (c) Warrants. At the Effective Time, the Series C Warrants shall be terminated and automatically converted into the right to receive the number of shares of Parent Common Stock equal to the product of (i) the number of shares of Company Common Stock issuable upon exercise of the Series C Warrants and (ii) the Common Stock Exchange Ratio.

                  (d) Treasury Stock. Each share of capital stock that is held in the treasury of the Company shall be canceled and retired and no capital stock of Parent, cash or other consideration shall be paid or delivered in exchange therefor.

                  SECTION 2.02. Stock Options, Series A Warrants, Rollover Warrants, etc. (a) At the Effective Time, each outstanding option issued under the Company Stock Option Plans shall be assumed by Parent and automatically converted into an option to purchase shares of Parent Common Stock as provided in Section 6.08 hereof.

                  (b) At the Effective Time, each outstanding Series A Warrant shall be assumed by Parent and automatically converted into a warrant to purchase shares of Parent Common Stock as provided in Section 6.09 hereof.

                  (c) At the Effective Time, each outstanding warrant (the "ROLLOVER WARRANTS") issued pursuant to the Rollover Warrant Agreement dated as of March 3, 1998, as supplemented (the "ROLLOVER WARRANT AGREEMENT"), shall be assumed by Parent and automatically converted into a warrant to purchase shares of Parent Common Stock as provided in Section 6.09 hereof.

                  SECTION 2.03. Conversion of Capital Stock of Acquisition Corp.. At the Effective Time, each share of Common Stock of Acquisition Corp. issued and outstanding immediately prior to the Effective Time shall remain outstanding and, by virtue of the Merger, automatically and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of Common Stock of the Surviv ing Corporation.

                  SECTION 2.04. Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of capital stock of the Company that are outstanding immediately prior to the Effective Time and that are held by Stockholders who have not voted such shares in favor of the approval and adoption of this Agreement and who shall have delivered a written demand for appraisal of such shares in the manner provided in Section 262 of the Delaware GCL ("DISSENTING SHARES") shall not be converted into or be exchangeable for the right to receive the consideration provided in Section 2.01 of this Agreement, but the holders of such shares shall be entitled to payment of the appraised value of such shares in accordance with the provisions of

Section 262 of the Delaware GCL; provided, however, that (i) if any holder of Dissenting Shares shall subsequently deliver a written withdrawal of his demand for appraisal of such shares (with the written approval of the Surviving Corporation, if such withdrawal is not tendered within 60 days after the Effective Time), or (ii) if any holder fails to perfect or loses his appraisal rights as provided in Section 262 of the Delaware GCL, or (iii) if any holder of Dissenting Shares fails to demand payment within the time period provided in
Section 262 of the Delaware GCL, such holder shall forfeit the right to appraisal of such shares and such shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the consideration provided in Section 2.01 of this Agreement, without any interest thereon.

                  SECTION 2.05.  Surrender and Exchange of Shares.

                  (a) Upon surrender by a Stockholder for cancellation of an outstanding certificate or certificates, duly endorsed, that prior thereto represented shares of the capital stock of the Company, Parent shall deliver to such Stockholder a certificate representing the number of shares of Parent Common Stock set forth opposite such Stockholder's name on Schedule II under the heading "Number of Shares of Parent Common Stock Received".

                  (b) At the Effective Time, Parent shall deliver to the ESCROW AGENT (the "Escrow Agent") designated under the escrow agreement substantially in the form attached hereto as Exhibit A (the "Escrow Agreement") a certificate or certificates representing 10% of the aggregate number of shares of Parent Common Stock issuable to the Stockholders pursuant to Section 2.01(a) and (b) hereto (such shares are collectively hereinafter referred to as the "ESCROWED SHARES"). Schedule II will set forth the number of Escrowed Shares allocable to each Stockholder under the heading "Number of Escrowed Shares".

                  (c) If a certificate representing shares of the capital stock of the Company has been lost, stolen or destroyed, and a replacement certificate has not been issued as of the Effective Time, the holder of such certificate shall submit an affidavit describing the lost, stolen or destroyed certificate, the number of shares evidenced thereby and affirming the status of that certificate in lieu of surrendering such certificate to Parent, which shall deem such certificate canceled. Until so surrendered, each outstanding certificate that, prior to the Effective Time, represented shares of the capital stock of the Company that shall have been converted as aforesaid shall be deemed for all corporate purposes, except as hereinafter provided, to evidence the ownership of the consideration into which such shares have been so converted.

                  (d) No certificates representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of certificates evidencing stock of the Company held by the Stockholders, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Parent. Each holder of shares of the capital stock of the Company who would otherwise have been entitled to receive in the Merger a fraction of a share of Parent Common Stock (after taking into account all certificates surrendered by such holder) shall be entitled to receive from Parent at the Effective Time, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Parent Common Stock multiplied by $21.68 (the "PRICE PER SHARE"). It is understood (i) that the payment of cash in lieu of fractional shares of Parent Common Stock is solely for the purpose of avoiding the expense and inconvenience to Parent of issuing fractional shares and does not represent separately bargained for consideration; and (ii) that no holder of shares of Company capital stock will receive cash in lieu of fractional shares of Parent Common Stock in an amount greater than the value of one full share of Parent Common Stock.


                  SECTION 2.06. Dissenting Shares After Payment of Fair Value. Dissenting Shares, if any, after payment of fair value in respect thereto have been made to dissenting Stockholders pursuant to the Delaware GCL, shall be canceled.

                  SECTION 2.07. Closing of Stock Transfer Books. On and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of shares of capital stock of the Company.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

                  The Company represents and warrants to Parent and Acquisition Corp. as follows:

                  SECTION 3.01. Organization and Qualification. (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operating results or business of the Company and its Subsidiaries (as defined below) taken as a whole (a "COMPANY MATERIAL ADVERSE EFFECT"). Schedule 3.01(a) sets forth those jurisdictions in which the Company is so qualified.

                  (b) Except as set forth on Schedule 3.01(b) hereto, the Company does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture or other non-corporate business enterprise. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted. Each Subsidiary is duly qualified to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a Company Material Adverse Effect. Schedule 3.01(b) sets forth those jurisdictions in which each Subsidiary is so qualified.

                  "SUBSIDIARY" or "SUBSIDIARIES", when used with respect to the Company, means any corporation or other business entity a majority of whose outstanding equity securities is at the time owned, directly or indirectly, by the Company and/or one or more other Subsidiaries of the Company.

                  SECTION 3.02. Authorization of Agreements, Etc. The Company has all requisite corporate power and authority to enter into this Agreement and the Escrow Agreement and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Escrow Agreement by the Company and the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all requisite corporate action of the Company's Board of Directors and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company, or any provision of any indenture, agreement or other instrument to which the Company is a party or by which it or any of its properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any liens, charges, pledges, security interests or other encumbrances of any nature whatsoever ("Liens") upon the properties or assets of the Company.

                  SECTION 3.03. Validity. Each of this Agreement and the Escrow Agreement has been duly executed and delivered by the Company and, upon approval by the requisite votes of the Company's stockholders, constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

                  SECTION 3.04. Capitalization. (a) The authorized capital stock of the Company consists of (i) 50,000,000 shares of Company Common Stock and
(ii) 50,000,000 shares of Preferred Stock, $.001 par value ("COMPANY PREFERRED STOCK"), of which 517,410 shares have been designated Company Series A Preferred Stock, 5,649,241 shares have been designated Company Series B Preferred Stock and 30,000,000 shares have been designated Company Series C Preferred Stock. Of such authorized capital stock, 1,698,073 shares of Company Common Stock, 502,410 shares of Company Series A Preferred Stock, 5,649,241 shares of Company Series B Preferred Stock and 30,000,000 shares of Company Series C Preferred Stock are validly issued and outstanding, fully paid and nonassessable. Except as set forth on Schedule 3.04, no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company or any Subsidiary is authorized or outstanding and there is not any commitment of the Company or any Subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets. Except as set forth on Schedule 3.04, neither the Company nor any Subsidiary has any obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 3.04 sets forth a complete and correct list as of the date hereof of the holders of record of the Company Common Stock and Company Preferred Stock and the holders of all options or other rights to purchase capital stock of the Company, including by name of the holder the number of shares or the number of shares obtainable on exercise of options or rights held.

                  (b) Each of BCI Growth IV, L.P., First Union Capital Partners, Inc., Sixty Wall Street SBIC Fund, L.P. and J.P. Morgan Investment Corporation (representing, in the aggregate, at least two-thirds of the Company Series C Preferred Stock) have (i) approved this Agreement, the Merger and the other actions contemplated hereby (ii) waived its right to treat the Merger as a Liquidation Event under Article Fifth, Section C.1.(c) of the Company's Certificate of Incorporation, (iii) waived its rights under the put provisions set forth in Sections 10 and 11 of the Series C Warrant Agreement and (iv) agreed to terminate, as of the Effective Time, the Investor Rights and Voting Agreement, as amended (the "INVESTOR RIGHTS AND VOTING AGREEMENT"), among the Company and certain of its stockholders.

                  SECTION 3.05. Financial Statements, Etc. The Company has previously furnished to Parent (i) the audited consolidated balance sheets of the Company and the Subsidiaries as of December 31, 1997, 1996 and 1995 and the related audited consolidated statements of operations, stockholders' equity and cash flows for the three years then ended December 31, 1997, 1996 and 1995, in each case certified by Ernst & Young LLP, Parent's independent auditors, and
(ii) the unaudited consolidated balance sheet of the Company and the Subsidiaries as of December 31, 1998 and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the twelve months then ended (collectively, the "COMPANY FINANCIAL STATEMENTS"). The Company Financial Statements are attached hereto as Schedule 3.05. The Company Financial Statements were prepared from the books and records of the Company and the Subsidiaries and present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the respective dates specified therein and the consolidated results of operations of the Company and the Subsidiaries for the respective periods then ended, and were prepared in conformity with generally accepted accounting principles in the United States ("GAAP"), subject, in the case of the unaudited Company Financial Statements, to the absence of certain footnote disclosures, normal year-end audit adjustments and, if audited, a going concern qualification.

                  SECTION 3.06. Absence of Undisclosed Liabilities. Except as would not have a Company Material Adverse Effect or to the extent (i) reflected on the audited consolidated balance sheet of the Company and the Subsidiaries as of December 31, 1997 referred to above, (ii) incurred since December 31, 1997 in the ordinary course of business consistent with past practice, (iii) reflected on the unaudited consolidated balance sheet of the Company and the Subsidiaries as of December 31, 1998, or (iv) set forth on Schedule 3.06 hereto, neither the

Company nor any of the Subsidiaries has any material liabilities or obligations of any kind or nature, whether known or unknown or secured or unsecured (whether absolute, accrued, contingent or otherwise, and whether due or to become due) that would be required to be reflected on a balance sheet, or the notes thereto, prepared in accordance with GAAP. Since December 31, 1997, neither the Company nor any Subsidiary has suffered any Company Material Adverse Effect.

                  SECTION 3.07. Absence of Certain Changes or Events. Except as set forth on Schedule 3.07 hereto, or as otherwise disclosed in the financial statements of the Company and the Subsidiaries as of and for the twelve months ended December 31, 1998 referred to above, since December 31, 1997, neither the Company nor any of the Subsidiaries has (i) issued any stock, bonds or other corporate securities, (ii) borrowed or refinanced any amount or incurred any liabilities (absolute or contingent) in excess of $100,000, other than trade payables incurred in the ordinary course of business consistent with past practice, (iii) discharged or satisfied any claim in excess of $100,000 or incurred or paid any obligation or liability (absolute or contingent) other than current liabilities shown on the balance sheet of the Company as of December 31, 1997 and current liabilities incurred since the date of such balance sheet in the ordinary course of business consistent with past practice, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other securities, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens for current taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practice or as otherwise contemplated hereby, (vii) sold, assigned or transferred any Intellectual Property Rights (as hereinafter defined) or other intangible assets, (viii) knowingly waived any rights of substantial value, whether or not in the ordinary course of business, (ix) entered into, adopted, amended or terminated any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit of any director, officer or employee, or increased in any manner the compensation or fringe benefits of any director or officer, or increased the compensation or fringe benefits of any executive officer other than in the ordinary course of business consistent with past practice, or made any payment of a cash bonus to any director or officer or to any employee of, or consultant or agent to, the Company or any of the Subsidiaries or made any other material change in the terms or conditions of employment, (x) announced any plan or legally binding commitment to create any employee benefit plan, program or arrangement or to amend or modify in any material respect any existing employee benefit plan, program or arrangement,
(xi) except as contemplated by Section 6.08 hereof, eliminated the vesting conditions or otherwise accelerated the payment of any compensation, including any stock options, (xii) suffered any material damage, destruction or loss to any of its assets or properties, (xiii) made any change in its accounting systems, policies, principles or practices, (xiv) made any loans to any person other than expense advances to employees in the ordinary course of business, or
(xv) to the extent not otherwise set forth herein, taken any action described in
Section 6.01 hereof.

                  SECTION 3.08. Governmental  Approvals.  Except as set forth on
Schedule 3.08, no order, authorization, approval or consent from, or filing with, any Federal or state governmental or public body or other authority having jurisdiction over the Company is required for the execution, delivery and performance by the Company of this Agreement and the Escrow Agreement, or is necessary in order to ensure, with respect to the Company, the legality, validity, binding effect or enforceability of this Agreement and the Escrow Agreement.

                  SECTION 3.09. Litigation. Except as set forth on Schedule 3.09 hereto, (i) there is no action, suit, dispute, investigation, proceeding or claim pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries, or their respective properties or rights, or the business of the Company (the "BUSINESS"), before any court, administrative agency, governmental body, arbitrator, mediator or other dispute resolution body, and the Company is not aware of any facts or circumstances which may give rise to any such action, suit, dispute, investigation, proceeding or claim, (ii) the Company is not subject to any order, judgment, decree, injunction, stipulation, or consent order of or with any court or other governmental agency, and (iii) the Company has not entered into any agreement to settle or compromise any proceeding pending or threatened against it which has involved any obligation other than the payment of money or for which the Company has any continuing obligation. No such pending or threatened actions, suits or proceedings, if determined adversely, would, individually or in the aggregate have a Company Material Adverse Effect.

                  SECTION 3.10. Trade Secrets. No third party has notified the Company in writing that any person employed or otherwise affiliated with the Company has, in respect of his or her activities to date, violated any of the terms or conditions of his or her employment contract with any third party, or disclosed or utilized any trade secrets or proprietary information or documentation of any third party, or interfered in the employment relationship between any third party and any of its employees. To the knowledge of the Company, no person employed by or otherwise affiliated with the Company has employed any trade secrets or any information or documentation proprietary to any former employer, or violated any confidential relationship which such person may have had with any third party.

                  SECTION 3.11. Title to Properties. The Company has good and valid title to all of its assets and properties, in each case, free and clear of any Liens, except (i) as described in Schedule 3.11, (ii) Liens for current taxes not yet due, (iii) mechanic's and materialmen's and other similar Liens which may have arisen in the ordinary course of business and which, in the aggregate, would not have a Company Material Adverse Effect, and (iv) security interests securing indebtedness, not in default for the purchase price of or rental payments on property purchased or leased under capital lease arrangements in the ordinary course of business (collectively, "PERMITTED LIENS").

                  SECTION 3.12. Use of Real Property. The Company owns no real property. Each lease or agreement to which the Company is a party and under which it is a lessee of any property, real or personal, owned by any third party is a valid and subsisting agreement, without any default of the Company thereunder and, to the knowledge of the Company, without any default thereunder of any other party thereto. The leased real properties listed in Schedule 3.12 (the "LEASED PROPERTIES") hereto are used and operated by the Company in material compliance and conformity with all such applicable leases. The Company has not received notice of any material violation of any applicable zoning or building regulation, ordinance or other law, order, regulation or requirement relating to the leased real property or assets of the Company and, to the best knowledge of the Company, there are no such violations. The possession by the Company of such property has not been disturbed nor has any claim been asserted in writing against the Company adverse to its rights in such leasehold interests.

                  SECTION 3.13. Personal Property. Schedule 3.13 sets forth (i) all of the tangible personal property used by the Company in its business having an original acquisition cost of $200,000 or more, and (ii) all leases of personal property binding upon the Company having an annual rental in excess of $100,000. All of such tangible personal property is presently utilized by the Company and the Subsidiaries in the ordinary course of its business and is in good repair, ordinary wear and tear excepted.

                  SECTION 3.14. Intellectual Property Rights. The patents, trademarks and trade names, trademark and trade name registrations, servicemark, brandmark and brand name registrations and copyrights, the applications therefor and the licenses with respect thereto (collectively, "INTELLECTUAL PROPERTY RIGHTS") listed on Schedule 3.14 hereto constitute all material proprietary rights owned or held by the Company or any of the Subsidiaries that are used in the conduct of the Business. Except as set forth on Schedule 3.14, (i) the Company and the Subsidiaries conduct the Business without infringement or claim of infringement of any Intellectual Property Right of others and the conduct by the Surviving Corporation after the Effective Time of the Business, in substantially the same manner as it is currently conducted, will not infringe or misappropriate or otherwise violate the Intellectual Property Rights of any other person or constitute a breach or violation of any agreement relating to the Intellectual Property Rights listed on Schedule 3.14 (other than as a result of agreements to which Parent or any of its affiliates is a party); (ii) the Company or a Subsidiary of the Company is, and after the consum mation of the Merger will be, the sole and exclusive owner of each Intellectual Property Right listed on Schedule 3.14, in each case free and clear of any Liens (other than Permitted Liens) and, to the best knowledge of the Company, no person is challenging, infringing, misappropriating or otherwise violating any such Intellectual Property Rights or claiming that the conduct of the Business, infringes, misappropriates or otherwise violates the Intellectual Property Rights of any third party; (iii) the Company is not aware of any impediment to the registration of any trademark that is the subject of any application for registration listed on Schedule 3.14 that would have a Company Material Adverse Effect; (iv) none of the Intellectual Property Rights listed on Schedule 3.14 is the subject of any outstanding order, ruling, decree, judgment or stipulation;
(v) to the best knowledge of the Company, none of the activities of any employee of the Company or any of the Subsidiaries on behalf thereof violates any obligations of such employee to third parties, including, without limitation, confidentiality or non-competition obligations under agreements with a former employer; (vi) the Company is not aware of any use by a third party of any computer software programs or applications that the Company considers to be a trade secret belonging to the Company or the Subsidiaries; and (vii) the Company and the Subsidiaries have taken and are taking reasonable precautions to protect all material trade secrets and other confidential information relating to its proprietary computer software programs and applications or included in the Intellectual Property Rights that are material to the conduct of the Business.

                  SECTION 3.15. Labor Matters. Neither the Company nor any of the Subsidiaries is or has been a party to any collective bargaining or union agreement, and no such agreement is or has been applicable to any employees of the Company or any of the Subsidiaries. There are not any controversies between the Company or any of the Subsidiaries and any of such employees that might reasonably be expected to materially adversely affect the conduct of the Business, or any unresolved labor union grievances or unfair labor practice or labor arbitration proceedings pending, or, to the best knowledge of the Company, threatened relating to the Business. To the best knowledge of the Company, there are no labor unions or other organizations representing or purporting to represent any employees of the Company or any of the Subsidiaries and there are not any organizational efforts currently being made or threatened involving any of such employees. Except as set forth on Schedule 3.15 hereto, the Company and the Subsidiaries are in compliance in all material respects with all laws and regulations or other legal or contractual requirements regarding the terms and conditions of employment of employees, former employees or prospective employees or other labor related matters, including, without limitation, laws, rules, regulations, orders, rulings, conciliation agreements, decrees, judgments and awards relating to wages, hours, the payment of social security and similar taxes, equal employment opportunity, employment discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees. Neither the Company nor any of the Subsidiaries is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

                  SECTION 3.16.  Taxes.

                  (a) Except as set forth on Schedule 3.16 hereto, each of the Company, the Subsidiaries and any affiliated, combined or unitary group of which any such entity is or was a member has (A) timely filed all Federal and all material state, local and foreign returns, declarations, reports, estimates, information returns and statements ("RETURNS") required to be filed by it in respect of any Taxes (as hereinafter defined), (B) timely paid all Taxes that are due and payable with respect to the periods covered by the Tax Returns referred to in clause (A) without regard to whether such Taxes have been assessed (except for audit adjustments not material in the aggregate or to the extent that liability therefor is reserved for in the Company's most recent audited financial statements), (C) established reserves that are adequate for the payment of all Taxes not yet due and payable with respect to the results of operations of the Company and the Subsidiaries, and (D) complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and has in all material respects timely withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over.

                  (b) Schedule 3.16 sets forth the last taxable period through which the Federal income Tax Returns of the Company and any of the Subsidiaries have been examined by the Internal Revenue Service or otherwise closed. All deficiencies asserted as a result of such examinations and any examination by any applicable state, local or foreign taxing authority which have not been or will not be appealed or contested in a timely manner have been paid, fully settled or adequately provided for in the Company's most recent audited financial statements. Except as set forth on Schedule 3.16, no Federal, state, local or foreign Tax audits or other administrative proceedings or court proceedings are currently pending with regard to any Federal or material state, local or foreign Taxes for which the Company or any of the Subsidiaries would be liable, and no deficiency for any such Taxes has been proposed, asserted or assessed or, to the best knowledge of the Company or any of the Subsidiaries, threatened pursuant to such examination of the Company or any of the Subsidiaries by such Federal, state, local or foreign taxing authority with respect to any period.

                  (c) Except as set forth on Schedule 3.16, neither the Company nor any of the Subsidiaries has executed or entered into (or prior to the Effective Time will execute or enter into) with the Internal Revenue Service or any taxing authority (A) any agreement or other document extending or having the effect of extending the period for assessments or collection of any Federal, state, local or foreign Taxes for which the Company or any of the Subsidiaries would be liable or (B) a closing agreement pursuant to Section 7121 of the Internal Revenue Code, or any predecessor provision thereof or any similar provision of state, local or foreign income tax law that relates to the assets or operations of the Company or any of the Subsidiaries.

                  (d) Except as set forth on Schedule 3.16, neither the Company nor any of the Subsidiaries is a party to any agreement providing for the allocation or sharing of liability for any Taxes.

                  (e) The Company has made available to Parent complete and accurate copies of all income and franchise Tax Returns and all other material Tax Returns filed by or on behalf of the Company or any of the Subsidiaries for the taxable years ended on or prior to December 31, 1997.

                  (f) The Company is not and has not been at any time over the last five years a "U.S. real property holding corporation" (as defined in Section 897(c)(2) of the Internal Revenue Code).

                  For purposes of this Agreement, "TAXES" shall mean all Federal, state, local, foreign or other taxing authority income, franchise, sales, use, ad valorem, property, payroll, social security, unemployment, assets, value added, withholding, excise, severance, transfer, employment, alternative or add-on minimum and other taxes, charges, fees, levies, imposts, duties, licenses or other assessments, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

                  SECTION 3.17. Compliance with Law; Permits. Neither the Company nor any of the Subsidiaries is in any material respect in default under or in violation of (i) any order or decree of any court, governmental authority, arbitrator or arbitration board or tribunal or (ii) any laws, ordinances, governmental rules or regulations to which the Company or any Subsidiary or any of their respective properties or assets is subject. Schedule 3.17 hereto sets forth a list of all material permits, authorizations, approvals, registrations, variances and licenses ("Permits") issued to or used by the Company or any of the Subsidiaries in connection with the conduct of the Business. Such Permits constitute all Permits necessary for the Company or the Subsidiaries to own, use and maintain their properties and assets or required for the conduct of the Business in substantially the same manner as it is currently conducted. Each Permit listed on Schedule 3.17 is in full force and effect and no proceeding is pending or, to the best knowledge of the Company, threatened, to modify, suspend, revoke or otherwise limit any of such Permits and no administrative or governmental actions have been taken or, to the best knowledge of the Company, threatened, in connection with the expiration or renewal of any of such Permits. Except as set forth on Schedule 3.17, neither the Company or any of the Subsidiaries nor the Surviving Corporation will be required, as a result of the consummation of the transactions contemplated hereby, to obtain or renew any material Permits.

                  SECTION 3.18.  Employee Benefit Plans.

                  (a) Schedule 3.18 hereto sets forth a complete and accurate list of each plan, program, arrangement, agreement or commitment that is an employment, consulting or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit-sharing, savings, retirement, stock option, stock purchase, severance pay, life, health, disability or accident insurance plan, or vacation or other employee benefit plan, program, arrangement, agreement or commitment ("PLANS"), including, without limitation, each employee benefit plan (as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Company or any of the Subsidiaries or any trade or business (whether or not incorporated) which, together with such persons, would be treated as a single employer under Title IV of ERISA or Section 414 of the Internal Revenue Code (collectively, the "ERISA AFFILIATES") or to which any ERISA Affiliate contributes or has any obligation to contribute to, or has or may have any liability (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement). Each Plan is identified on Schedule 3.18, to the extent applicable, as one or more of the following: an "employee pension plan" (as defined in Section 3(2)(A) of ERISA), an "employee welfare plan" (as defined in Section 3(l) of ERISA), or as a plan intended to be qualified under Section 401 of the Internal Revenue Code.

                  (b) The Company and each of the Subsidiaries have complied, and currently are in compliance, in all material respects with all laws and regulations applicable to the Plans, including, without limitation, ERISA and the Internal Revenue Code.

                  (c) Except as set forth on Schedule 3.18, no ERISA Affiliate has maintained, adopted or established, contributed to or been required to contribute to, or otherwise participated in or been required to participate in, any employee benefit plan or other program or arrangement subject to Title IV of ERISA (including, without limitation, a "multi-employer plan" (as defined in Section 3(37) of ERISA) and a defined benefit plan (as defined in Section 3(35) of ERISA)).

                  (d) Except as set forth on Schedule 3.18, neither the Company nor any of the Subsidiaries provides or may be required to provide and no Plan, other than a Plan that is an employee pension benefit plan (within the meaning of Section 3(2)(A) of ERISA), provides or may be required to provide benefits, including, without limitation, death, health or medical benefits (whether or not insured), with respect to current or former employees of the Company or any of the Subsidiaries beyond their retirement or other termination of service with the Company or the Subsidiaries (other than (A) coverage mandated by applicable law, (B) deferred compensation benefits accrued as liabilities on the books of the Company or the Subsidiaries, or (C) benefits the full cost of which is borne by the current or former employee (or his or her beneficiary)). No ERISA Affiliate maintains any Plan under which any employee or former employee of any of the ERISA Affiliates may receive medical benefits which cannot be modified or terminated by the ERISA Affiliates at any time without the consent of any person, and no employees or former employees of the ERISA Affiliates will have any claim in respect of such benefits as of the Effective Time.

                  (e) The  transactions  contemplated  hereby will not result in
(i) any portion of any amount paid or payable by the Company to a "disqualified individual" (within the meaning of Section 28OG(c) of the Internal Revenue Code and the regulations promulgated thereunder), whether paid or payable in cash, securities of the Company or otherwise and whether considered alone or in conjunction with any other amount paid or payable to such a "disqualified individual," being an "excess parachute payment" within the meaning of Section 28OG(b)(1) of the Internal Revenue Code and the regulations promulgated thereunder, (ii) except as provided in Section 6.07 hereof, any employee of the Company or any of the Subsidiaries being entitled to severance pay, unemployment compensation, or any other payment, (iii) except as provided in Section 6.08 hereof, an acceleration of the time of payment or vesting, or an increase in the amount of compensation due to any such employee or former employee or (iv) any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code for which an exemption is not available.

                  (f) No ERISA Affiliates has incurred any material liability with respect to any Plan under ERISA (including, without limitation, Title I or Title IV thereof, other than liability for premiums due to the Pension Benefit Guaranty Corporation), the Internal Revenue Code or other applicable law, which has not been satisfied in full or been accrued on the consolidated balance sheet of the Company and the Subsidiaries as of December 31, 1997 pending full satisfaction, and no event has occurred, and there exists no condition or set of circumstances, which could result in the imposition of any material liability under ERISA, the Internal Revenue Code or other applicable law with respect to any Plan.

                  (g) With respect to each Plan that is funded wholly or partially through an insurance policy, all premiums required to have been paid to date under the insurance policy have been paid, and, except as set forth on
Schedule 3.18, as of the Effective Time there will be no liability of any of the ERISA Affiliates under any such insurance policy or ancillary agreement with respect to such insurance policy in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring prior to the Effective Time.

                  (h) None of the ERISA Affiliates has made any contribution to any Plan that may be subject to any excise tax under Section 4972 of the Internal Revenue Code.

                  SECTION 3.19. Environmental Matters. The Company and the Subsidiaries are in compliance in all material respects with all Federal, state or local statutes, ordinances, orders, judgments, rulings or regulations relating to environmental pollution or to environmental regulation or control. Except as set forth on Schedule 3.19 hereto, to the best knowledge of the Company, neither the Company, any of the Subsidiaries nor any of their respective officers, employees, representatives or agents or any other person, has treated, stored, processed, discharged, spilled or otherwise disposed of any substance defined as hazardous or toxic by any applicable Federal, state or local law, rule, regulation, order or directive, or any waste or by- product thereof, at any real property or any other facility owned, leased or used by the Company or any of the Subsidiaries, in violation of any applicable statutes, regulations, ordinances or directives of any governmental authority or court, which violations may result in a Company Material Adverse Effect. To the best knowledge of the Company, no employee or other person has ever made a claim or demand against the Company or any of the Subsidiaries based on alleged damage to health caused by any such hazardous or toxic substance or by any waste or by-product thereof. Except as set forth on Schedule 3.19, neither the Company nor any of the Subsidiaries has been charged by any governmental authority with improperly using, handling, storing, discharging or disposing of any such hazardous or toxic substance or waste or by-product thereof or with causing or permitting any pollution of any body of water. Except as set forth on Schedule 3.19, the Leased Properties and the Business are not subject to any pending or, to the best knowledge of the Company, threatened administrative or judicial proceeding under any environmental law and there are no facts or circumstances known to the Company which may give rise to any proceeding. Except as set forth on Schedule 3.19, to the best knowledge of the Company, there are no inactive, closed, or abandoned storage or disposal areas or facilities or underground storage tanks on the Leased Properties.

                  SECTION 3.20. Contracts. Schedule 3.20 lists all contracts and arrangements of the following types to which the Company or any of the Subsidiaries is a party or by which it is bound and which are material to the conduct of the Business or to the financial condition or results of operations of the Company and the Subsidiaries, taken as a whole:

                  (i) any contract or arrangement with a sales representative, distributor, dealer, broker, sales agency, advertising agency or other person engaged in sales, distribution or promotional activities, or any contract to act as one of the foregoing on behalf of any person, which is not terminable by the Company on 30 or fewer days' notice;

                  (ii) any contract or arrangement of any nature which involves the payment or receipt of cash or other property, an unperformed commitment, or goods or services, having a value in excess of $100,000;

                  (iii) any contract or arrangement pursuant to which the Company has made or will make loans or advances, or has or will have incurred indebtedness for borrowed money or become a guarantor or surety or pledged its credit on or otherwise become responsible with respect to any undertaking of another (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business) in excess of $25,000;

                  (iv) any indenture, credit agreement, loan agreement, note, mortgage, security agreement, lease of real property or personal property, loan commitment or other contract or arrangement relating to the borrowing of funds, an extension of credit or financing;

                  (v) any contract or arrangement involving a partnership, joint venture or other cooperative undertaking;

                  (vi) any contract or arrangement involving any restrictions with respect to the geographical area of operations or scope or type of business of the Company or any of the Subsidiaries;

                  (vii) any power of attorney or agency agreement or arrangement with any person pursuant to which such person is granted the authority to act for or on behalf of the Company or any of the Subsidiaries, or the Company or the Subsidiaries is granted the authority to act for or on behalf of any person;

                  (viii) any contract not fully performed and relating to any acquisition or disposition of the Company or any predecessor in interest of the Company, or any acquisition or disposition of any Subsidiary, division, line of business, or real property; and

                  (ix) any contract not specified above that is material to the Company or any of the Subsidiaries.

                  The Company has delivered to Parent complete and accurate copies of the contracts and agreements set forth on Schedule 3.20, and, to the best of the Company's knowledge, each such contract or agreement is a valid and subsisting agreement, without any material default of the Company or any of the Subsidiaries thereunder and, to the best knowledge of the Company, without any material default thereunder of the other party thereto. Except as set forth on
Schedule 3.20, the Company has not received notice of any cancellation or termination of, or of any threat to cancel or terminate, any such contracts or agreements where such cancellation or termination would have a Company Material Adverse Effect.

                  SECTION 3.21.  Insurance.

                  (a) All policies of fire, liability, workers' compensation and other forms of insurance providing insurance coverage to or for the Company or any of the Subsidiaries for events or occurrences arising or taking place in the case of occurrence type insurance, and for claims made and/or suits commenced in the case of claims-made type insurance, between the date of this Agreement and the Effective Time, are listed on Schedule 3.21 hereto, and, except as set forth on Schedule 3.21, all premiums with respect thereto have been paid, and no notice of cancellation or termination has been received with respect to any such policy. All such policies are in full force and effect and, except as set forth on Schedule 3.21, provide insurance in such amounts and against such risks as is customary for companies engaged in similar businesses to protect the employees, properties, assets, businesses and operations of the Company and the Subsidiaries. All such policies will remain in full force and effect and will not terminate or lapse by reason of any of the transactions contemplated hereby.

                  (b) The Company has provided Parent information concerning each claim which in exceeds $100,000 and which has been made by the Company and any of the Subsidiaries in the last two years under any workers' compensation, general liability, property, directors' and officers' liability or other insurance policy (except group medical insurance) applicable to the Company, the Subsidiaries or any of their properties. Except as set forth in written materials provided by the Company to Parent, to the knowledge of the Company, there are no pending or threatened claims under any insurance policy, the outcome of which would reasonably be expected to have a Company Material Adverse Effect.

                  SECTION 3.22. Pending Transactions. Except for this Agreement and the transactions contemplated hereby, neither the Company nor any of the Subsidiaries is a party to or bound by any agreement, negotiation, discussion, commitment or undertaking with respect to a merger or consolidation with, or an acquisition of any material property and assets of, any other corporation or person or the sale, lease or exchange of any material properties and assets to any other person.

                  SECTION 3.23. Claims Against Officers and Directors. To the knowledge of the Company, there are no pending or threatened claims against any director, officer, employee or agent of the Company or any of the Subsidiaries or any other person which could give rise to any claim for indemnification against the Company or the Subsidiaries.

                  SECTION 3.24. Customers, Suppliers, Etc. The Company has provided Parent information concerning the 25 largest customers in terms of aggregate revenue to the Company and any of the Subsidiaries ("MAJOR CUSTOMERS") and the 15 largest suppliers in terms of aggregate charges to the Company and the Subsidiaries ("MAJOR SUPPLIERS") during the fiscal year ended December 31, 1998. Except to the extent set forth in Schedule 3.24, since December 31, 1998, there has not been any material adverse change in the business relationship, there has been no material dispute between the Company and any of the Subsidiaries and any Major Customer or Major Supplier and, to the best of the Company's knowledge, the Company has received no notice that any Major Customer intends to reduce its purchases from the Company or any of the Subsidiaries or that any Major Supplier intends to reduces its sale of goods or services to the Company or any of the Subsidiaries.

                  SECTION 3.25. Accounts Receivable and Advances. Except as disclosed on Schedule 3.25 or in the Company Financial Statements, (i) each account receivable of the Company and the Subsidiaries (collectively, the "ACCOUNTS RECEIVABLE") represents a sale made in the ordinary course of business other than to affiliates and which arose pursuant to an enforceable written contract for a bona fide sale of goods or for services performed, and the Company and the Subsidiaries have performed all of their respective obligations to produce the goods or perform the services to which such Accounts Receivable relates, and (ii) to the best of knowledge of the Company, except to the extent reserved for in the Company Financial Statements, no Accounts Receivable is subject to any claim for reduction, counterclaim, set-off, recoupment or other claim for credit, allowances or adjustments by the obligor thereof, in an amount individually or in the aggregate that would have a Company Material Adverse Effect.

                  SECTION 3.26. Improper and Other Payments. To the best of the Company's knowledge, except as set forth on Schedule 3.26, neither the Company nor any of the Subsidiaries, nor any director, officer, employee, agent or representative of the Company or any of the Subsidiaries, nor any person acting on behalf of any of them, has (i) made, paid or received any bribes, kickbacks or other similar payments to or from any person, whether lawful or unlawful,
(ii) made any unlawful contributions, directly or indirectly, to a domestic or foreign political party or candidate, or (iii) made any improper foreign payment (as defined in the Foreign Corrupt Practices Act).

                  SECTION 3.27. Accuracy of Statements. Neither this Agreement nor any schedule or exhibit hereto, nor the certificates required by Section 7.03(h), contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

                  SECTION 3.28. Brokers. Except as set forth on Schedule 3.28, neither the Company nor any of the Subsidiaries has used any broker or finder in connection with the transactions contemplated hereby, and neither the Company nor any of the Subsidiaries has or will have any liability or otherwise suffer or incur any loss as a result of or in connection with any brokerage or finder's fee or other commission of any person retained by the Company, any of the Subsidiaries or the Stockholders in connection with any of the transactions contemplated by this Agreement.


                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES
                                    OF PARENT

                  Parent represents and warrants to the Company as follows:

                  SECTION 4.01. Organization and Qualification. (a) Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Missouri and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the financial condition, operating results or business of Parent and its subsidiaries taken as a whole (a "PARENT MATERIAL ADVERSE EFFECT").

                  (b) Except in each case as would not have a Parent Material Adverse Effect, each subsidiary of Parent (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as it is now being conducted and (ii) is duly qualified to do business, and is in good standing, in each jurisdiction in which the character of its properties owned or leased or the nature of its activities makes such qualification necessary.

                  SECTION 4.02. Authorization of Agreements, Etc. (a) Parent has all requisite corporate power and authority to enter into this Agreement and the Escrow Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the Escrow Agreement by Parent and the performance by Parent of its obligations hereunder, have been duly authorized by all requisite corporate action and, upon receipt of the requisite consent from Parent's lenders under Parent's Credit and Guaranty Agreement, dated as of May 29, 1998 (as amended and restated as of July 7, 1998, the "PARENT'S CREDIT AGREEMENT"), among Parent, Harris Trust and Savings Bank, as Agent, and the lenders party thereto, will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of Parent, or any provision of any indenture, agreement or other instrument to which Parent is a party or by which it or any of its properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any Liens upon the properties or assets of Parent or any of its subsidiaries.

                  SECTION 4.03. Validity. Each of this Agreement and the Escrow Agreement has been duly executed and delivered by Parent and constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.

                  SECTION 4.04. Capitalization. (a) The authorized capital stock of Parent consists of (i) 85,000,000 shares of Parent Common Stock, (ii) 15,000,000 shares of Class B Non-Voting Common Stock, $.01 par value, and (iii) 4,500,000 shares of Preferred Stock, $1.00 par value ("PARENT PREFERRED STOCK"), of which 1,950,000 shares have been designated Series D Preferred Stock, 1,500,000 shares have been designated Series E Preferred Stock and 900,000 shares have been designated Series F Preferred Stock. Of such authorized capital stock and as of the date hereof, 33,863,074 shares of Parent Common Stock, no shares of such Class B NonVoting Common Stock, 1,950,000 shares of such Series D Preferred Stock (which are currently convertible into an aggregate 24,375,000 shares of Parent Common Stock), 1,500,000 shares of such Series E Preferred Stock (which are currently convertible into an aggregate 6,932,992 shares of Parent Common Stock) and 900,000 shares of such Series F Preferred Stock (which are currently convertible into an aggregate 4,159,795 shares of Parent Common Stock) are validly issued and outstanding, fully paid and nonassessable.

                  (b) Except for (i) the shares of Parent Common Stock to be issued pursuant to this Agreement and (ii) options outstanding on the date hereof to acquire an aggregate 5,514,000 shares of Parent Common Stock pursuant to Parent's existing stock option and restricted stock purchase plan, (A) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of Parent is authorized or outstanding; (B) there is not any commitment of Parent to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets; and (C) Parent has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

                  (c) Parent has provided to the Company true, complete and correct copies of Parent's Articles of Incorporation and Bylaws, in each case, as in effect on the date hereof.

                  (d) The shares of Parent Common Stock to be issued to pursuant to this Agreement have been duly authorized, and upon issuance to the Stockholders entitled to receive such shares, will be validly issued and outstanding, fully paid and nonassessable, and will be free of any Liens other than (i) those created or suffered to exist by the shareholder to whom any such shares are issued and (ii) restrictions on transfer imposed by this Agreement, the Securities Act and any applicable state securities laws.

                  (e) Prior to the Effective Time, the shares of Parent Common Stock issuable upon exercise of the Rollover Warrants and the Company Stock Options will be duly reserved by Parent for issuance upon exercise and, when so issued and delivered, will be duly authorized, validly issued and outstanding, fully paid and nonassessable shares of Parent Common Stock.

                  SECTION 4.05. Financial Statements. Parent has previously made available to the Company (i) the audited consolidated balance sheet of Parent and its subsidiaries as of December 31, 1997, and the related audited consolidated statements of operations, stockholders' equity and cash flows for the year then ended, in each case certified by Deloitte & Touche LLP, Parent's independent auditors, and (ii) the unaudited consolidated balance sheet of Parent and its subsidiaries as of December 31, 1998 and the related unaudited consolidated statements of operations, stockholders' equity and cash flows for the twelve months then ended (collectively, the "PARENT FINANCIAL STATEMENTS"). The Parent Financial Statements were prepared from the books and records of Parent and its subsidiaries and present fairly the consolidated financial posi tion of Parent and its subsidiaries as of the respective dates specified therein and the consolidated results of operations of Parent and its subsidiaries for the respective periods then ended, and were prepared in conformity with GAAP, subject, in the case of the unaudited Parent Financial Statements, to (i) purchase accounting adjustments resulting from the purchase of Dow Jones Market Holdings, Inc. and certain assets of ADP Financial Information Services, Inc.,
(ii) the inclusion of certain footnote disclosures and (iii) normal year-end audit adjustments.

                  SECTION 4.06. Absence of Undisclosed Liabilities. Except as would not have a Parent Material Adverse Effect or to the extent (i) reflected in Parent Financial Statements, (ii) not required to be reflected in Parent Financial Statements in accordance with GAAP, (iii) incurred since December 31, 1998 in the ordinary course of business and consistent with past practice or
(iv) as referred to in Schedule 4.08, Parent has no liabilities or obligations of any kind or nature, whether secured or unsecured (whether absolute, accrued, contingent or otherwise, and whether due or to become due), including without limitation any liabilities for Taxes due or to become due.

                  SECTION 4.07. Governmental  Approvals.  Except as set forth on
Schedule 4.07, no order, authorization, approval or consent from, or filing with, any federal or state governmental or public body or other authority having jurisdiction over Parent is required for the execution, delivery and performance by Parent of this Agreement and the Escrow Agreement, or is necessary in order to ensure, with respect to Parent, the legality, validity, binding effect or en forceability of this Agreement and the Escrow Agreement.

                  SECTION 4.08. Litigation. Subject to the effect of the matters disclosed on Schedule 4.08, to the best of Parent's knowledge, there are no actions, suits, proceedings or claims pending before any court, arbitrator or government agency against or affecting the Parent that (i) would enjoin or prevent the consummation of the transactions contemplated by this Agreement or
(ii) could be expected to have a Parent Material Adverse Effect.

                  SECTION 4.09. Employee Benefit Plans. (a) Parent has complied and currently is in compliance, both as to form and operation, with the applicable provisions of ERISA and the Code applicable to each of its Plans.

                  (b) Each Plan that is intended to qualify under Section 401(a) of the Code does so qualify and is exempt from taxation pursuant to Section 501(a) of the Code.

                  (c) Parent has not maintained, contributed to or been required to contribute to, nor do any of its employees participate in, a "multiemployer plan" (as defined in Section 3(37) of ERISA) or a "defined benefit plan" (as defined in Section 3(35) of ERISA). No amount is due or owing from Parent on account of a multiemployer plan or on account of any withdrawal therefrom.

                  (d) Parent has not incurred any liability with respect to any Plan under ERISA (including, without limitation, Title I or Title IV of ERISA), the Code or other applicable law that has not been satisfied in full, and no event has occurred, and there exists no condition or set of circumstances that could result in the imposition of any liability under ERISA (including, without limitation, Title I or Title IV of ERISA), the Code or other applicable law with respect to any of the Plans.

                  SECTION 4.10. Compliance with Laws. Neither Parent nor any of its subsidiaries is in default in any material respect under any order or decree of any court, governmental authority, arbitrator or arbitration board or tribunal or under any laws, ordinances, governmental rules or regulations to which Parent or any of such subsidiaries or any of their respective properties or assets is subject.

                  SECTION 4.11. Brokers. Except as set forth on Schedule 4.11, neither Parent nor any of its subsidiaries has used any broker or finder in connection with the transactions contemplated hereby, and neither the Parent nor any of its subsidiaries has or shall have any liability or otherwise suffer or incur any loss as a result of or in connection with any brokerage or finder's fee or other commission of any person retained by the Parent, any of its subsidiaries or the stockholders of Parent in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES
                              OF ACQUISITION CORP.

                  Acquisition Corp. represents and warrants to the Company as follows:


                  SECTION 5.01. Organization and Qualification. Acquisition Corp. is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has not engaged in any business other than in connection with its formation and the negotiation of this Agreement.

                  SECTION 5.02. Authorization of Agreements, Etc. Acquisition Corp. has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquisition Corp. and the performance by Acquisition Corp. of its obligations hereunder, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of Acquisition Corp., or any provision of any indenture, agreement or other instrument to which Acquisition Corp. is a party or by which it or any of its properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any Liens upon the properties or assets of Acquisition Corp.

                  SECTION 5.03. Validity. This Agreement has been duly executed and delivered by Acquisition Corp. and constitutes the legal, valid and binding obligation of Acquisition Corp., enforceable against Acquisition Corp. in accordance with its terms.

                  SECTION 5.04. Governmental  Approvals.  Except as set forth on
Schedule 5.04, no order, authorization, approval or consent from, or filing with, any federal or state governmental or public body or other authority having jurisdiction over Acquisition Corp. is required for the execution, delivery and performance by Acquisition Corp. of this Agreement, or is necessary in order to ensure, with respect to Parent, the legality, validity, binding effect or enforceability of this Agreement.

                  SECTION 5.05. Brokers. Acquisition Corp. has not used any broker or finder in connection with the transactions contemplated hereby, and Acquisition Corp. has not or shall not have any liability or otherwise suffer or incur any loss as a result of or in connection with any brokerage or finder's fee or other commission of any person retained by Acquisition Corp. in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE VI.

                                    COVENANTS

                  SECTION 6.01. Conduct of the Company's Business. The Company covenants and agrees that, prior to the Effective Time, unless Parent shall otherwise consent in writing or as otherwise expressly contemplated by this
Agreement:

                  (a) the business of the Company and the Subsidiaries shall be conducted only in, and the Company and the Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice and each of the Company and the Subsidiaries shall use its best efforts to preserve intact its present business organization, keep available the services of its current officers and employees, maintain its assets (other than those permitted to be disposed of hereunder) in good repair and condition, maintain its books of account and records in the usual, regular and ordinary manner and preserve its goodwill and ongoing business;

                  (b) the Company shall not directly or indirectly do any of the following: (i) issue, sell, pledge, dispose of or encumber (or permit any of the Subsidiaries to issue, sell, pledge, dispose of or encumber) (A) any capital stock of any of the Subsidiaries, or (B) any property or assets (including Intellectual Property Rights) of the Company or any of the Subsidiaries, except inventory and immaterial assets in the ordinary course of business consistent with past practice; (ii) amend or propose to amend its Certificate of Incorporation or Bylaws; (iii) split, combine or reclassify any outstanding shares of its capital stock, or declare, set aside or pay any dividend payable in cash, stock, property or otherwise with respect to such shares (except for any dividends paid in the ordinary course to the Company or to any Subsidiary);
(iv) redeem, purchase, acquire or offer to acquire (or permit any of the Subsidiaries to redeem, purchase, acquire or offer to acquire) any shares of its capital stock; or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this paragraph (b);

                  (c) neither the Company nor any of the Subsidiaries shall (i) issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or securities convertible or exchangeable for, or any options, warrants or rights of any kind to acquire any shares of, its capital stock of any class or other property or assets whether pursuant to the Company Stock Option Plans or otherwise or, except as contemplated by Sections
6.08 and 6.09 hereof, modify the terms or any outstanding options, warrants or rights to acquire the Company's capital stock; provided that the Company (W) may issue shares of Company Common Stock upon the conversion of Company Series A Preferred Stock or Series B Preferred Stock, (X) may issue shares of Company Common Stock upon the exercise of currently outstanding options and warrants referred to in Section 3.04 hereof, (Y) may issue shares of Company Common Stock upon the exercise by the holders of options under the Company Stock Option Plans and (Z) may issue options under the Company Stock Option Plans in the ordinary course of business consistent with past practice; (ii) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof (except a Subsidiary) or any material amount of assets; (iii) incur or guarantee any indebtedness for borrowed money other than in the ordinary course of business and consistent with past practices, or refinance any such indebtedness or issue or sell any debt securities; (iv) enter into or modify any material contract, lease, agreement or commitment, or permit or perform any act that would cause a material breach of any such contract, lease, agreement or commitment; (v) terminate, modify, assign, waive, release or relinquish any material contract rights or amend any material rights or claims; (vi) discharge or satisfy any material claim or settle or compromise any material claim, action, suit or proceeding pending or threatened against the Company or any of the Subsidiaries, or, if the Company or any of the Subsidiaries may be liable or obligated to provide indemnification, against the Company's directors or officers, before any court, governmental agency or arbitrator; (vii) make any loans, advances (except for travel and similar expenses to employees of the Company in the ordinary course of business) or capital contributions to or investments in, any other person, except as may be required under agreements in effect as of and identified on Schedule 3.20 hereto and upon prior notice to Parent; (viii) alter through merger, liquidation, reorganization, restructuring or in any other manner the corporate structure or ownership of any Subsidiary;
(ix) violate or fail to perform any obligation imposed upon the Company or any of the Subsidiaries by any applicable laws, orders or decrees, ordinances, government rules or regulations or conciliation agreements if such violation or failure would have a Company Material Adverse Effect; or (x) to the extent not described herein, take any action described in Section 3.07 hereof;

                  (d) neither the Company nor any of the Subsidiaries shall grant any increase in the salary or other compensation of its directors, officers or employees, except reasonable salary increases, in the case of employees who are not directors or executive officers of the Company or any of the Subsidiaries, in the ordinary course of business consistent with past practice, or grant any bonus to any employee (except pursuant to plans disclosed herein) or enter into any employment agreement or make any loan (except for expenses in the ordinary course of business) to or enter into any material transaction of any other nature with any employee of the Company or any Subsidiary;

                  (e) except as contemplated by Section 6.07, neither the Company nor any of the Subsidiaries shall take any action to institute any new severance or termination pay practices with respect to any directors, officers or employees of the Company or the Subsidiaries or to increase the benefits payable under its severance or termination pay practices;

                  (f) neither the Company nor any of the Subsidiaries shall adopt or amend, in any material respect, any plan for the benefit or welfare of any directors, officers or employees, except as contemplated hereby or as may be required by applicable law or regulation;

                  (g) each of the Company and the Subsidiaries shall use its best efforts, to the extent not prohibited by the foregoing provisions of this
Section 6.01, to maintain its relationships with its suppliers and customers, clients, and others having business dealings with it, and if and as requested by Parent or Acquisition Corp., (i) the Company shall use its best efforts to make reasonable arrangements for representatives of Parent or Acquisition Corp. to meet with customers and suppliers of the Company or any of the Subsidiaries, and
(ii) the Company shall schedule, and the management of the Company shall participate in, meetings of representatives of Parent or Acquisition Corp. with employees of the Company or any of the Subsidiaries; and

                  (h) the Company shall provide to Parent a draft of any Federal income Tax return or material state, local or foreign Tax return (other than state or local sales and use taxes) required to be filed on behalf of the Company or any Subsidiary between the date of this Agreement and the Effective Time at least 15 days prior to the date on which such return is due and shall not file any such return without the consent of Parent, such consent not to be unreasonably withheld or delayed, unless such filing is required by law.

                  SECTION 6.02. Stockholder Approval; Etc. As soon as reasonably practicable after the date of this Agreement, the Company shall take all action necessary, subject to and in accordance with the Delaware GCL and its Certificate of Incorporation and Bylaws, to obtain the requisite approval and adoption of this Agreement and the Merger by the Company's stockholders at a duly called meeting or by written consents pursuant to Section 228 of the Delaware GCL and shall take such other actions as may be required by applicable law.

                  SECTION 6.03.  Access to  Information.  (a) Each of Parent and
the Company shall, and shall cause its respective subsidiaries, officers, directors, employees, representatives, advisors and agents to, afford, from the date hereof to the Effective Time, the officers, employees, representatives, advisors and agents of the other party complete access at all reasonable times to its officers, employees, agents, properties, books, records and workpapers, and shall furnish each other party all financial, operating and other information and data as Parent or Company, through its officers, employees or agents, may reasonably request and shall promptly furnish to the other monthly operating and financial reports in such form as Parent or the Company shall reasonably request.

                  (b) The Company, at least three business days prior to the Effective Date, shall deliver to Parent a list setting forth the names and locations of each bank or other financial institution at which the Company and the Subsidiaries has an account (giving the account numbers) or safe deposit box and the names of all persons authorized to draw thereon or have access thereto, and the names of all persons, if any, now holding powers of attorney or comparable delegation of authority from the Company and any of the Subsidiaries and a summary statement thereof.

                  (c) Each of Parent and the Company shall, and shall cause its respective officers, directors, employees, representatives, advisors and agents to, provide the officers, employees, representatives, advisors and agents of the other party with such information concerning Parent or the Company as may be necessary for each party to ascertain the accuracy and completeness of the information supplied by Parent or the Company for Parent, Company or any other person to complete any pre-merger notification report filed under (i) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") (and any additional information or documentary material supplied in response to any request pursuant to Section 7A(e) of the HSR Act and the regulations thereunder) or (ii) the Bank Holding Company Act.

                  (d) If this Agreement is terminated prior to the Effective Time, each of the parties hereto shall, and shall cause its officers, employees, representatives, advisors and agents to, deliver to the other party, or if requested, destroy, all confidential documents, work papers and other materials, and all copies thereof, obtained by it or on its behalf from such other party as a result of this Agreement or in connection herewith, whether so obtained before or after the execution and delivery hereof.

                  (e) Each of the parties hereto and its officers and employees shall not disclose or use any information so obtained, except as required by applicable law or legal process without the prior written consent of the other party; provided that any such information may be disclosed to a party's financial advisors, accountants, counsel and other representatives, and lenders and regulatory authorities whose approvals are required hereunder, as may be appropriate or required in connection with the transactions contemplated hereby, but only if such persons shall be specifically informed by such party of the confidential nature of such information and agree to comply with the restrictions contained herein, and to preserve the confidentiality of any such information obtained. The agreements contained in this Section 6.03(e) do not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by a receiving party or its representatives, (ii) was known to the receiving party on a confidential basis prior to its receipt, (iii) becomes available to a party on a non-confidential basis from a source not bound by any duty of confidentiality to the other party or (iv) is inde pendently developed by a receiving party without reference to any confidential information.

                  (f) No investigation pursuant to this Section 6.03 shall affect, add to or subtract from any representations or warranties of the parties hereto or the conditions to the obligations of the parties hereto to effect the Merger.

                  SECTION 6.04. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including, without limitation, using all reasonable efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings; provided that the foregoing shall not require Parent to agree to make, or to require the Company or any of the Subsidiaries to make, any divestiture of a significant asset in order to obtain any waiver, consent or approval or to incur any material liability or expense.

                  SECTION 6.05. Inquiries and Negotiations. Neither the Company nor any of the Subsidiaries, nor any of their respective affiliates, directors, officers, employees, representatives, advisors or agents, shall, directly or indirectly, encourage, solicit or initiate any discussions, submissions of proposals or offers or negotiations with, or, subject to the fiduciary obligations of the Company's Board of Directors under applicable law as advised by counsel, participate in any negotiations or discussions with, or provide any information or data of any nature whatsoever to, or otherwise cooperate in any other way with, or assist or participate in, facilitate or encourage any effort or attempt by, any person, other than Parent and its affiliates, representatives and agents, concerning any merger, consolidation, sale of substantial assets, sale of shares of capital stock or other equity securities, recapitalization, debt restructuring or similar transaction involving the Company or any Subsidiary, or any division of the company or any of the Subsidiaries (such transactions being hereinafter referred to as "Alternative Transactions"). The Company shall immediately notify Parent if any proposal, offer, inquiry or request from, or any discussions or negotiations are sought to be initiated or continued with, the Company in respect of an Alterative Transaction, and shall, in any such notice to Parent, indicate the identity of the offeror and the terms and conditions of any proposals or offers or the nature of any inquiries or contacts, and thereafter shall keep Parent informed of the status and terms of any such proposals or offers and the status of any such discussions or negotiations. The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement under which the Company is a beneficiary.

                  SECTION 6.06. Notification of Certain Matters. The Company shall give prompt notice to Parent and Acquisition Corp., and Parent and Acquisition Corp. shall give prompt notice to the Company, of (i) the occurrence, or failure to occur, of any event that such party believes would be likely to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time and (ii) any material failure of the Company, Parent or Acquisition Corp., as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that failure to give such notice shall not constitute a waiver of any defense that may be validly asserted.

                  SECTION 6.07. Employee Matters. (a) Parent agrees that, as of the Effective Time, except as set forth in Schedule 6.07, it shall cause the Surviving Corporation to continue to employ all of the employees of the Company and the Subsidiaries who are Active Employees (as hereinafter defined), it being understood that nothing in this Agreement shall be deemed to create any employment status other than employment at will. Employees who continue as employees of the Surviving Corporation or any of the Subsidiaries shall be entitled to participate in all employee benefit plans maintained by Parent or the Surviving Corporation for employees of the Surviving Corporation generally. It being understood and agreed, however, that nothing in this Section 6.07 shall require Parent (i) to provide or continue for the benefit of any employees any Plan currently maintained by the Company or any Subsidiary thereof, or (ii) to maintain the organizational structure of the Business as in effect on the date hereof.

                  For purposes of this Agreement, an employee shall be deemed to be an "ACTIVE EMPLOYEE" if:

                  (i) at the Effective Time, the employee is performing work duties for the Company or any of the Subsidiaries or is absent by reason of a scheduled day off;

                  (ii) at the Effective Time, the employee was absent from work by reason of a sick day (not covered under clause (iii) below) or a paid vacation day, personal day or holiday;

                  (iii) at the Effective Time, the employee was absent from work by reason of a family or medical leave covered under Section 102 of the Family and Medical Leave Act of 1993; or

                  (iv) at the Effective Time, the employee is absent from work due to any other authorized leave under the policies or practices of the Company or any of the Subsidiaries and such person returns to work within the period permitted by such policies or practices, but not later than 30 days after the Effective Time or such later time as may be required by law.

                  (b) At the Effective Time, Parent shall assume all the obligations of the Company under (i) the Employment Agreement, dated as of December 4, 1998, between the Company and Clyde A. Heintzelman and (ii) the Employment Agreement, dated as of July 1, 1998, between the Company and Ian D. Brown.

                  SECTION 6.08. Company Stock Option Plans. At the Effective Time, Parent shall assume all the obligations of the Company under the Company Stock Option Plans and each of the Company Stock Options which is outstanding immediately prior to the Effective Time shall be assumed by Parent and converted automatically into an option to purchase shares of Parent Common Stock (a "NEW OPTION") in an amount and at an exercise price determined as provided below:

                           (i) The number of shares of Parent Common Stock to be
                  subject to the New Option shall be equal to the product of the number of shares of Company Common Stock remaining subject (as of immediately prior to the Effective Time) to the original option and the Common Stock Exchange Ratio, provided that any fractional shares of Parent Common Stock resulting from such multiplication shall be rounded down to the nearest share; and

                           (ii) The  exercise  price per share shall be equal to
                  (y) the aggregate exercise price for the shares of Company Common Stock purchasable pursuant to such Company Stock Option divided by (z) the number of full shares of Parent Common Stock deemed purchasable pursuant to such New Option.

In the case of any option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code, the exercise price, the number of shares purchasable pursuant to such option and the terms and conditions of such option shall be determined in order to comply with 424(a) of the Code. After the Effective Time, each New Option shall be exercisable and shall vest upon the same terms and conditions as were applicable to the related Company Stock

Option immediately prior to the Effective Time, except that all references to the Company shall be deemed to be references to Parent.

                  SECTION 6.09.  Warrants.

                  (a) At the Effective Time, Parent shall assume all the obligations of the Company under the Rollover Warrant Agreement and each of the Rollover Warrants which is outstanding immediately prior to the Effective Time shall be assumed by Parent and converted automatically into a warrant to purchase shares of Parent Common Stock (a "NEW ROLLOVER WARRANT") in an amount and at an exercise price determined as provided below:

                  (i) The number of shares of Parent Common Stock to be subject to the New Rollover Warrant shall be equal to the product of the number of shares of Company Common Stock remaining subject (as of immediately prior to the Effective Time) to the original warrant and the Common Stock Exchange Ratio, provided that any fractional shares of Parent Common Stock resulting from such multiplication shall be rounded up or down to the nearest share; and

                  (ii) The exercise price per share shall be equal to (y) the aggregate exercise price for the shares of Company Common Stock purchasable pursuant to such Rollover Warrant divided by (z) the number of full shares of Parent Common Stock deemed purchasable pursuant to such New Rollover Warrant.

After the Effective Time, each New Rollover Warrant shall be exercisable upon the same terms and conditions as were applicable to the related New Rollover Warrant in the New Rollover Warrant Agreement immediately prior to the Effective Time, except that all references to the Company shall be deemed to be references to Parent.

                  (b) At the Effective Time, Parent shall assume all the obligations of the Company under the Series A Warrant Agreement and each of the Series A Warrants which is outstanding immediately prior to the Effective Time shall be assumed by Parent and converted automatically into a warrant to purchase shares of Parent Common Stock (a "NEW SERIES A WARRANT") in an amount and at an exercise price determined as provided below:

                  (i) the number of shares of Parent Common Stock to be subject to the New Series A Warrant shall be equal to the product of (x) the number of shares of Company Series A Preferred Stock remaining subject (as of immediately prior to the Effective Time) to the original warrant and (y) .4907753, provided that any fractional shares of Parent Common Stock resulting from such multiplication shall be rounded up or down to the nearest share; and

                  (ii) The exercise price per share shall be equal to (y) the aggregate exercise price for the shares of the Company Series A Preferred Stock purchasable (as of immediately prior to the Effective Time) pursuant to such Series A Warrant divided by (z) the number of full shares of Parent Common Stock deemed purchasable pursuant to such New Series A Warrant.

After the Effective Time, each New Series A Warrant shall be exercisable upon the same terms and conditions as were applicable to the related New Series A Warrant in the New Series A Warrant Agreement immediately prior to the Effective Time, except that all references to the Company shall be deemed to be references to Parent.

                  SECTION 6.10. Indemnification. From and after the Effective Time, Parent agrees to cause the Surviving Corporation to indemnify and hold harmless each current and former director and officer of the Company and each of the Subsidiaries against any costs or expenses (including reasonable attorneys' fees), judgements, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company or such Subsidiary, as the case may be, would have been permitted under its Certificate of Incorporation or Bylaws as in effect on the date hereof to indemnify such person (and Parent shall cause the Surviving Corporation to advance expenses as incurred to the fullest extent permitted under the Certificate of Incorporation and Bylaws of the Company or such Subsidiary, as the case may be, as in effect on the date hereof, provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification) and provided further that the Parent determines in good faith that, with respect to any civil action or proceeding, such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or such Subsidiary, as the case may be, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe this conduct was unlawful.

                  SECTION 6.11. Registration Rights; Stockholders Agreement. The shares of Parent Common Stock issued to the Stockholders hereunder shall, upon the consummation of the transactions contemplated hereby, be accorded the same registration rights as have been accorded to shares of "Restricted Stock" under
Section 5 of the Registration Rights Agreement, dated as of April 13, 1995, as amended (the "REGISTRATION RIGHTS AGREEMENT"), among Parent and the several parties named therein, with respect to any primary public offering by the Parent of shares of Parent Common Stock. If, not later than 90 days after the Effective Time and the consummation of the transactions as contemplated hereby, Parent and the requisite percentage of stockholders of Parent (as set forth in the Registration Rights Agreement) have not executed and delivered to such Stockholders for their execution an amendment to the Registration Rights Agreement providing for the rights and privileges as aforesaid, then Parent shall instead promptly execute and deliver to such Stockholders for their execution a separate registration rights agreement providing for same. Not later than 60 days following the Effective Time Parent will deliver to the holders of Company Series C Preferred Stock (as of immediately prior to the

Effective Time) for execution an Amendment to the Stockholders Agreement, dated as of August 11, 1995, as amended (the "STOCKHOLDERS AGREEMENT") which will accord (i) observer rights accorded pursuant to Section 2 of the Stockholders Agreement to a designee of the majority of the holders of Company Series C Preferred Stock (as of immediately prior to the Effective Time) and reasonably acceptable to Parent, (ii) pre-emptive rights accorded to other "Eligible Holders" pursuant to Section 3 of the Stockholder Agreement to each holder of such Company Series C Preferred Stock, (iii) co-sale rights accorded to other "Eligible Holders" pursuant to Section 4 of the Stockholders Agreement to each holder of such Company Series C Preferred Stock and (iv) information rights accorded pursuant to Section 8 of the Stockholders Agreement to First Union Capital Partners, Inc., BCI Growth IV, L.P., Gateway Partners, L.P., J.P. Morgan Investment Corporation, Advantage Capital Missouri Partners I, L.P. and Jurgen Manchot.

                  SECTION 6.12. Representation Agreements. The Company shall use its best efforts to obtain from each Stockholder an Agreement (the "REPRESENTATION AGREEMENT"), in form and substance satisfactory to Parent and the Company, whereby such Stockholder (i) makes certain investment representations and (ii) agrees to be bound by the terms and conditions set forth in Article IX. Pursuant to the Representation Agreement, the Stockholders shall also appoint a person or persons (in such capacity, collectively, the "STOCKHOLDER AGENT") to act as the Stockholder's agent in connection with the rights and duties set forth in Article IX of this Agreement and in the Escrow Agreement.

                  SECTION 6.13. Pooling of Interests. Company shall not directly or indirectly take any action that would result in the Merger not being accounted for as a pooling of interests under GAAP.


                                  ARTICLE VII.

                            CONDITIONS TO THE MERGER

                  SECTION 7.01. Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

                  (a) this Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company;

                  (b) the expiration or earlier termination of all waiting periods under the HSR Act shall have occurred;

                  (c) the approval by the Board of Governors of the Federal Reserve System pursuant to the Bank Holding Company Act;

                  (d) no more than ten percent of the capital stock of the Company shall in the aggregate be (i) subject to a written demand for appraisal as provided in Section 262 of the Delaware GCL or (ii) consist of treasury shares of the Company; provided, however, that the Company shall not waive such condition without the written consent of at least two-thirds of the holders of the Company Series C Preferred Stock;

                  (e) no preliminary or permanent injunction or other order, decree or ruling issued by any court of competent jurisdiction nor any statute, rule, regulation or order entered, promulgated or enacted by any governmental, regulatory or administrative agency or authority shall be in effect that would prevent the consummation of the Merger as contemplated hereby.

                  SECTION 7.02. Conditions to the Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

                  (a) Representations and Warranties. The representations and warranties of Parent and Acquisition Corp. contained in this Agreement shall be true and correct in all material respects at the Effective Time with the same force and effect as though such representations and warranties had been made at and as of the Effective Time, and Parent and Acquisition Corp. shall have certified to such effect to the Company in writing.

                  (b) Performance. Parent and Acquisition Corp. shall have performed and complied with all agreements and conditions contained herein required to be performed and complied with by it prior to or at the Effective Time, and Parent and Acquisition Corp. shall have certified to such effect to the Company in writing.

                  (c) Opinion of Counsel. The Company shall have received the opinions of Bryan Cave LLP and Reboul, MacMurray, Hewitt, Maynard & Kristol, counsel to the Company, substantially in the forms attached hereto as Exhibit B-1 and B-2, respectively.

                  (d) Bank Consent. Parent shall have received the requisite consent from its lenders under the Credit and Guaranty Agreement, dated as of May 29, 1998 (as amended and restated as of July 7, 1998), among Parent, Harris Trust and Savings Bank, as Agent, and the lenders party thereto.

                  (e) Supporting Documents. At or prior to the Effective Time, the Company and its counsel shall have received copies of the following supporting documents:

                  (i) copies of the Articles of Incorporation of Parent, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Missouri, and a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of Parent and listing all documents of Parent on file with said Secretary;

                  (ii) copies of the Certificate of Incorporation of Acquisition Corp., and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of Acquisition Corp. and listing all documents of Acquisition Corp. on file with said Secretary;

                  (iii) a certificate of the Secretary or an Assistant Secretary of Parent as of the Effective Time certifying (w) that attached thereto is a true and complete copy of the Bylaws of Parent as in effect on the date of such certification; (x) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Parent authorizing the execution, delivery and performance of this Agreement, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (y) that the Articles of Incorporation of Parent have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i) above; and (z) as to the incumbency and specimen signature of each officer of Parent executing this Agreement and any certificate or instrument furnished pursuant hereto, and a certification by another officer of Parent as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (iii); and

                  (iv) a certificate of the Secretary or an Assistant  Secretary of each of Acquisition Corp. as of the Effective Time certifying (w) that attached thereto is a true and complete copy of the By-laws of Acquisition Corp. as in effect on the date of such certification; (x) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Acquisition Corp. authorizing the execution, delivery and performance of this Agreement, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (y) that the Certificate of Incorporation of Acquisition Corp. have not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause
         (ii) above; and (z) as to the incumbency and specimen signature of each officer of Acquisition Corp. executing this Agreement and any certificate or instrument furnished pursuant hereto, and a certification by another officer of Acquisition Corp. as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (iv); and

                  (iv) such additional supporting documents and other information with respect to the operations and affairs of Parent and Acquisition Corp. as the Company or its counsel may reasonably request.

                  All such documents shall be reasonably satisfactory in form and substance to the Company and its counsel.

                  SECTION 7.03. Conditions to the Obligation of Parent and Acquisition Corp. to Effect the Merger. The obligation of Parent and Acquisition Corp. to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at the Effective Time with the same force and effect as though such representations and warranties had been made at and as of the Effective Time, and the Company shall have certified to such effect to Parent in writing.

                  (b) Performance. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed and complied with by it prior to or at the Effective Time, and the Company shall have certified to such effect to Parent in writing.

                  (c) Legal Actions or Proceedings. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate or otherwise affect the consummation of the transactions contemplated hereby.

                  (d) Opinion of Counsel. Parent shall have received the opinion of Thompson Coburn, counsel to the Company, in form and substance satisfactory to Parent and its counsel.

                  (e) Employment Agreements. The Company and each of Michael Gaddis, Ian Brown and Richard Bubenik shall have executed and delivered an Employment Agreement substantially in accordance with the terms set forth in the letters heretofore executed by Parent and each of them prior to the date of this Agreement and in a form satisfactory to Parent and each party thereto.

                  (f) Termination of Investor Rights and Voting Agreement. Prior to the Effective Time, Parent shall have received evidence satisfactory to Parent and its counsel that the Investor Rights and Voting Agreement has been terminated.

                  (g) Supporting Documents. At or prior to the Effective Time, Parent and its counsel shall have received copies of the following supporting documents:

                  (i) copies of the Certificate of Incorporation of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary;

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company as of the Effective Time certifying (w) that attached thereto is a true and complete copy of the

         By-laws of the Company as in effect on the date of such  certification;
         (x) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (y) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(x) above; and (z) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (ii); and

                  (iii)  such   additional   supporting   documents   and  other
         information with respect to the operations and affairs of the Company as Parent or its counsel may reasonably request.

                  All such documents shall be reasonably satisfactory in form and substance to Parent and its counsel.


                                  ARTICLE VIII.

                           TERMINATION AND ABANDONMENT

                  SECTION 8.01. Termination and Abandonment. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval by the stockholders of the Company:

                  (a) by mutual action of the Boards of Directors of Parent and the Company;

                  (b) by the Company,  if the  conditions  set forth in Sections
7.01 and 7.02 shall not have been complied with or performed and such noncompliance or nonperformance shall not have been cured or eliminate (or by its nature cannot be cured or eliminated) by Parent and Acquisition Corp. on or before May 31, 1999;

                  (c) by Parent or Acquisition Corp., if the conditions set forth in Sections 7.01 and 7.03 shall not have been complied with or performed and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by the Company on or before May 31, 1999; or

                  (d) by Parent or the Company (i) if there has been a material breach of a representation or warranty made by the other party the effect of which is a Company Material Adverse Effect or a Parent Material Adverse Effect, as the case may be, or (ii) if there has been a breach by the other party in any material respect of the covenants set forth in this Agreement which by its nature cannot be cured or eliminated.

                  SECTION 8.02 Effect of Termination. In the event of the termination of this Agreement and the abandonment of the Merger pursuant to
Section 8.01, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to any other party hereto or its stockholders or directors or officers in respect thereof, and each party shall be responsible for its own expenses, except as follows: (i) the obligations imposed by Sections 6.03(d), 6.03(e). 10.01 and 10.02 hereof shall survive the termination and (ii) nothing herein shall relieve any party from liability for any willful breach or improper termination hereof.


                                   ARTICLE IX.

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

                  SECTION 9.01. Survival of Representations. All representations and warranties made by any party hereto in this Agreement or pursuant hereto shall survive the Effective Time and shall terminate at the close of business on the earlier of one year from the Effective Time or the completion of the first audit of the Parent or the Company after the Effective Time (the "EXPIRATION DATE").

                  SECTION 9.02. General Indemnity. (a) Subject to the terms and conditions of this Article IX, the Stockholders, severally and not jointly, shall indemnify, defend and hold Parent and the Company harmless from and against all demands, claims, actions or causes of ac tion, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (hereinafter collectively called "DAMAGES"), asserted against, resulting to, imposed upon or incurred by Parent or the Company by reason of or resulting from or arising out of:

                  (i) a breach of any representation, warranty or covenant of the Company contained in this Agreement; and

                  (ii) any and all Taxes imposed on or incurred by the Company for all taxable years (or portions thereof) ending on or prior to the Effective Time, except to the extent such Taxes have been paid or reserves have been established for such Taxes on the Company Financial Statements.

                  (b) Subject to the terms and conditions of this Article IX, Parent agrees to and shall indemnify, defend and hold the Stockholders harmless from and against all Damages asserted against, resulting to, imposed upon or incurred by them by reason of or resulting from or arising out of:

                  (i) a breach of any representation, warranty or covenant of Parent or Acquisition Corp. contained in this Agreement; and

                  (ii) any and all Taxes imposed on or incurred by the Company for all taxable years and periods ending after the Effective Time (including any short periods ending after the Effective Time).

                  SECTION 9.03. Conditions of Indemnification. The respective obligations and liabilities of the Stockholders under paragraph (a) of Section
9.02 to Parent and the Company, on the one hand, and of Parent to the Stockholders under paragraph (b) of Section 9.02, on the other hand (herein sometimes called the "INDEMNIFYING PARTY"), to the other (herein sometimes called the "PARTY TO BE INDEMNIFIED") under Section 9.02 hereof with respect to claims resulting from the assertion of liability by third parties shall be subject to the following terms and conditions:

                  (a) Within 20 days after receipt of notice of commencement of any action or the assertion of any claim by a third party, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading (provided that failure so to notify the indemnifying party of the assertion of a claim within such period shall not affect its indemnity obligation hereunder except as and to the extent that such failure shall adversely affect the defense of such claim), and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing.

                  (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the tenth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

                  (c) Except with the prior written consent of the indemnified party, no indemnifying party, in the defense of such claim or litigation, shall consent to entry of any judgment or order, interim or otherwise, or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the indemnified party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation. In the event that the indemnified party shall in good faith determine that the indemnified party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the indemnifying party in respect of such claim or any litigation relating thereto, the indemnified party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to such claim at the sole cost of the indemnifying party; provided, however, that if the indemnified party does so take over and assume control, the indemnified party shall not settle such claim or litigation without the written consent of the indemnifying party, such consent not to be unreasonably withheld.

                  (d) In connection with any such indemnification, the indemnified party shall cooperate in all reasonable requests of the indemnifying party. Any notices required to given to or by, and all other actions or decisions required to be taken or made by, the Stockholders as the "indemnifying party" as provided in this Section 9.03, shall be given to or by, or shall be taken or made by, the individual or entity appointed as the Stockholder Agent in accordance with the Representation Agreement and any action so taken shall bind all Stockholders.

                  SECTION 9.04. Limitations on Indemnification and Remedies. (a) Notwithstanding the foregoing, no party shall receive indemnification payments with respect to Damages or Taxes pursuant to this Article IX until the aggregate indemnification payments payable to such party exceed $500,000, whereupon such party shall be entitled to receive indemnification payments for all such Damages and Taxes.

                  (b)  Notwithstanding anything herein to the contrary,

                  (i)  the  maximum  liability  of  each  Stockholder  for  each indemnification obligation hereunder shall not exceed such Stockholder's pro rata share thereof as set forth on Schedule II hereto under the heading "Percentage Interest in Escrowed Shares";

                  (ii) the maximum liability of each Stockholder for aggregate indemnification payments pursuant to this Article IX shall not exceed the product of (x) the number of shares set forth opposite such Stockholder's name under the heading "Number of Escrowed Shares" and
         (y) the Price Per Share; and

                  (iii) the maximum aggregate liability of the Stockholders for indemnification obligations pursuant to this Article IX shall not exceed the product of (i) the aggregate number of Escrowed Shares and
         (ii) the Price Per Share.

                  (c) Each Stockholder's indemnification obligations with respect to any claim hereunder shall be satisfied by surrender from the Escrowed Shares to Parent for cancellation the number of shares of Parent Common Stock that, when multiplied by the Price Per Share, equals the amount of such Stockholder's liability hereunder. The Escrow Agent and the Stockholders Agent shall maintain a register (the "ESCROW REGISTER") of the number of Escrowed Shares to which each Stockholder is entitled, which shall reflect the following adjustments:

                  (i) Any indemnification obligations arising out of the Representation Agreement or a breach by a Stockholder of any of its covenants therein, shall be borne and satisfied solely by the breaching Stockholder by surrender and cancellation of the applicable number of such Stockholder's Escrowed Shares, and the Escrow Register shall reflect the corresponding reduction in the number of such Stockholder's Escrowed Shares.

                  (ii) Any other indemnification obligations arising hereunder, shall be borne and satisfied pro rata by all Stockholders in accordance with the respective percentage shares as set forth on Schedule II under the heading "Percentage Interest in Escrowed Shares" by surrender and cancellation of the applicable number of each Stockholder's Escrowed Shares, and the Escrow Register shall reflect the corresponding reduction in the number of each Stockholder's Escrowed Shares.

                  (iii) Any Stockholder, at its sole option, may elect to satisfy its indemnification obligations with respect to any claim hereunder by payment in cash to Parent, and upon such payment, the Escrow Register shall reflect that such Stockholder's pro rata Escrowed Shares were not reduced.

                  (d) On the first business day after the Expiration Date, the Escrow Agent shall release all remaining Escrowed Shares (as reflected on the Escrow Register) to the Stockholder Agent, who shall hold such shares in trust for the Stockholders, pro rata in accordance with the Escrow Register, except to the extent that Parent has delivered a notice of claim pursuant to Section 9.03(a) and such claim has not been resolved, in which case the Escrow Agent shall retain a number of Escrowed Shares that, when multiplied by the Price Per Share, shall be equal to the amount of such pending claim. Upon resolution of any pending claims, the Escrow Agent shall release all remaining shares to the Stockholder Agent as set forth above. Upon receipt of the Escrowed Shares, the Stockholder Agent shall present the stock certificates therefor to Parent and Parent shall issue and deliver to the Stockholder Agent, stock certificates in the name of each Stockholder entitled thereto in the respective amounts specified in writing by the Stockholder Agent to Parent.

                  (e) Any indemnification obligations hereunder shall be offset by any applicable insurance or other reimbursement payments received or tax benefit realized by the indemnified party with respect to such obligation.

                  SECTION 9.05. Exclusive Remedies. Parent's rights to indemnification under this Article IX with respect to any Damages shall be its sole and exclusive remedy for money damages under this Agreement, and Parent shall not be entitled to pursue, and hereby expressly waives, any and all rights that may otherwise be available either at law or in equity with respect thereto, except for rights with respect to any fraudulent or intentional acts or intentional misrepresentations.

                                   ARTICLE X.

                                  MISCELLANEOUS

                  SECTION 10.01. Expenses, Etc. Whether or not the transactions contemplated by this Agreement are consummated, neither the Company, on the one hand, nor Parent and Acquisition Corp., on the other hand, shall have any obligation to pay any of the fees and expenses of the other incident to the negotiation, preparation and execution of this Agreement, including the fees and expenses of counsel, accountants, investment bankers and other experts and Parent shall pay all such fees and expenses incurred by Acquisition Corp. The Company, on the one hand, and Parent and Acquisition Corp., on the other hand, shall indemnify the other and hold it harmless from and against any claims for finders' fees or brokerage commissions in relation to or in connection with such transactions as a result of any agreement or understanding between such indemnifying party and any third party.

                  SECTION 10.02. Publicity, Confidentiality. The Company and Parent agree that this Agreement and the exchange of information pursuant thereto is confidential and they will not disclose or issue any press release or make any other public announcement concerning this Agreement or the transactions contemplated hereby without the prior consent of the other party or as required by law.

                  SECTION 10.03. Execution in Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 11.04. Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid, and shall be deemed given upon receipt, as follows:

                  If to Parent to:

                           717 Office Parkway
                           St. Louis, Missouri 63141-7155
                           Telecopy Number:  (314) 468-4399
                           Attention: Chief Executive Officer

                  with copies to:

                           Reboul, MacMurray, Hewitt, Maynard & Kristol
                           45 Rockefeller Plaza
                           New York, New York 10111


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


                           Telecopy Number: (212) 841-5725
                           Attention:  Alan D. Granquist, Esq.

                  If to the Company, to:

                           SAVVIS Holdings Corporation
                           7777 Bonhomme
                           Suite 1501
                           St. Louis, MO 63105
                           Telecopy Number: (314) 719-2499
                           Attention:  Steven M. Gallant

                  with a copy to:

                           Thompson Coburn
                           One Mercantile Center
                           St. Louis, Missouri 63101
                           Telecopy Number: (314) 552-7000
                           Attention:  Thomas A. Litz, Esq.

or such other address or addresses as any party hereto shall have designated by notice in writing to the other parties hereto.

                  SECTION 10.05. Waivers. The Company, on the one hand, and Parent and Acquisition Corp., on the other hand, may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the conditions of the other contained in this Agreement; or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

                  SECTION 10.06. Amendments, Supplements, Etc. At any time, this Agreement may be amended or supplemented by such additional agreements, articles or certificates, as may be determined by the parties hereto to be necessary, desirable or expedient to further the purposes of this Agreement, or to clarify the intention of the parties hereto, or to add to or modify the covenants, terms or conditions hereof or to effect or facilitate any governmental approval or acceptance of this Agreement or to effect or facilitate the filing or recording of this Agreement or the consummation of any of the transactions contemplated hereby. Any such instrument must be in writing and signed by all of the parties hereto.

                  SECTION 10.07. Entire Agreement. This Agreement and its Schedules and Exhibits, and the documents to be executed or delivered at the Effective Time in connection herewith, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by any party that is not embodied in this Agreement or such other documents, and none of the parties shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein. As used herein, the "best knowledge" or "awareness" of the Company shall refer to the knowledge of each director and executive officer of the Company and each of the Subsidiaries after due inquiry.

                  SECTION 10.08. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  SECTION 10.09. Binding Effect, Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Except for the provisions of Section 6.10 hereof, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  SECTION 10.10. Assignability. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party hereto prior to the Effective Time without the prior written consent of the other parties hereto. After the Effective Time, no assignment shall operate to release the original parties hereto.

                  SECTION 10.11. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                  SECTION 10.12. Variation and Amendment. This Agreement may be varied or amended at any time before or after the approval and adoption of this Agreement by the stockholders of Parent and the Company by action of the respective Boards of Directors of the Company, Parent and Acquisition Corp., without action by the stockholders thereof, provided that after approval and adoption of this Agreement by the Company's stockholders no such variance or amendment shall, without consent of such stockholder(s), reduce the consideration that the holders of the capital stock of the Company shall be entitled to receive upon the Effective Time pursuant to Section 2.01 hereof or amend the provisions of Article IX.


                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                               BRIDGE INFORMATION SYSTEMS, INC.



                                               By  /s/ DARYL A. RHODES
                                                  -----------------------------
                                                    Name: DARYL A. RHODES
                                                    Title: TREASURER


                                               SAVVIS ACQUISITION CORP.



                                               By /s/ DARYL A. RHODES
                                                  -----------------------------
                                                    Name: DARYL A. RHODES
                                                    Title: TREASURER


                                               SAVVIS HOLDINGS CORPORATION



                                               By /s/ CLYDE A. HEINTZELMAN
                                                  -----------------------------
                                                    Name: CLYDE A. HEINTZELMAN
                                                          Title: PRESIDENT/CEO


                                   * * * * *

The schedules and exhibits to this agreement have been omitted and will be furnished to the SEC's staff upon request.

                                   * * * * *


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